UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VIACOM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

***  Exercise Your Right to Vote  ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

                                    VIACOM INC.

VIACOM INC.

1515 BROADWAY

NEW YORK, NY 10036

Meeting Information
Meeting Type:	Annual Meeting of Stockholders
Date: 06/04/09	Time: 10:30 A.M., EDT
For holders as of:	04/10/09

Location:	Viacom Inc.’s Corporate Headquarters
1515 Broadway (enter on 44th St.)
New York, New York 10036

You are receiving this communication because you hold shares of Viacom Inc. Class A common stock.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The Notice of 2009 Annual Meeting of  Stockholders and Proxy Statement, 2008 Annual Report on  Form 10-K and Stockholder Letter are available at http://proxymaterials.viacom.com. You may also request a paper copy of these materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M11948

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE OF 2009 ANNUAL MEETING AND PROXY STATEMENT
2. ANNUAL REPORT ON FORM 10-K
3. STOCKHOLDER LETTER
How to View Online:
Go to http://proxymaterials.viacom.com to view these materials online.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/21/09.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend the Annual Meeting and are a registered holder of Class A common stock, please mark the appropriate box on the proxy card, or so indicate when you vote by telephone or the Internet, and an admission ticket will be sent to you. If you hold shares of Class A common stock beneficially in a brokerage account or otherwise, you will need to obtain an admission ticket in advance by sending a written request along with proof of ownership (such as your brokerage firm account statement or advice/statement of holdings from our transfer agent) to Director, Shareholder Relations, Viacom Inc., 1515 Broadway, 52nd Floor, New York, New York 10036-5794. Please bring photo identification with you for admittance to the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time on June 3, 2009 (June 2, 2009 for 401(k) plan participants).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M11949

Voting Items
The Board recommends a vote FOR matters 1 and 2.

1.	The election of 11 directors:

Nominees:

01) George S. Abrams 02) Philippe P. Dauman 03) Thomas E. Dooley 04) Alan C. Greenberg 05) Robert K. Kraft 06) Blythe J. McGarvie	07) Charles E. Phillips, Jr. 08) Shari Redstone 09) Sumner M. Redstone 10) Frederic V. Salerno 11) William Schwartz

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor for Viacom Inc. for 2009.

M11950

M11951

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

                                    VIACOM INC.

VIACOM INC.

1515 BROADWAY

NEW YORK, NY 10036

Meeting Information
Meeting Type:	Annual Meeting of Stockholders
Date: 06/04/09	Time: 10:30 A.M., EDT
For holders as of:	04/10/09

Location:	Viacom Inc.’s Corporate Headquarters
1515 Broadway (enter on 44th St.)
New York, New York 10036

You are receiving this communication because you hold shares of Viacom Inc. non-voting Class B common stock. This notice will enable you to access Viacom Inc. materials for informational purposes only.

This communication presents only an overview of the more complete proxy materials that are available to you on the  Internet. The Notice of 2009 Annual Meeting of Stockholders and Proxy Statement, 2008 Annual Report on   Form 10-K and Stockholder Letter are available at http://proxymaterials.viacom.com. You may also request a paper copy of these materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials.

See the reverse side for instructions on how to access the proxy materials.

M11978-Z48723

—    How to Access the Proxy Materials    —

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE OF 2009 ANNUAL MEETING AND PROXY STATEMENT
2. ANNUAL REPORT ON FORM 10-K
3. STOCKHOLDER LETTER
How to View Online:
Go to http://proxymaterials.viacom.com to view these materials online.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/21/09.

M11979-Z48723

Voting items
The following matters are being considered at the upcoming meeting. This information is being provided for informational purposes only.

1.	The election of 11 directors:

Nominees:

01) George S. Abrams 02) Philippe P. Dauman 03) Thomas E. Dooley 04) Alan C. Greenberg 05) Robert K. Kraft 06) Blythe J. McGarvie	07) Charles E. Phillips, Jr. 08) Shari Redstone 09) Sumner M. Redstone 10) Frederic V. Salerno 11) William Schwartz

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor for Viacom Inc. for 2009.

M11980-Z48723

M11981-Z48723